Exhibit 99.2(n)








              Consent of Ernst & Young LLP, Independent Auditors


We consent to the use of our report dated February 27, 2004, in this Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (No. 333-106723) of ASA Hedged Equity Fund LLC.

                                                           Ernst & Young LLP

Philadelphia, Pennsylvania
February 27, 2004